UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27569	66-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Termination of Employment - Chief Financial Officer and Treasurer

On July 27, 2023, Gary Wachs employment with and service as Chief Financial Officer and Treasurer of AppTech Payments Corp. (the “Company”) was terminated.

Resignation of Director

On July 27, 2023, Gary Wachs resigned as a member of the Company’s Board of Directors, effective immediately. The resignation of Mr. Wachs was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Chief Financial Officer and Treasurer

On July 27, 2023, the Company’s Board of Directors appointed Meilin Yu “Julia” to serve as Chief Financial Officer and Treasurer of the Company. In this capacity, Ms. Yu will serve as the Company’s principal financial and accounting officer.

Ms. Yu, age 52, has served as the Company’s Senior Vice President of Corporate Finance and Accounting since April 2022. Ms. Yu brings to AppTech over 20 years of finance, accounting, auditing, compliance, SEC reporting, mergers & acquisitions, and business reorganization experience from various publicly traded companies. Most recently, Ms. Yu served as Director of Finance for Caladrius Bioscience, where she played an essential role in all aspects of the Company’s accounting, reporting, and financing functions. Previously, she held senior finance, accounting, and management roles at global companies, including Unilever and Exxon Mobil.

Ms. Yu is a Certified Public Accountant, Certified Internal Auditor, Chartered Global Management Accountant, Six-Sigma black-belt certified, and has an MBA from Webster University.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: August 1, 2023	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

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